SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit 10.7

Amendment to Terminaling Services Agreement dated as of January 1, 2014 by and between Center Point

Terminal Company, LLC and Apex Oil Company, Inc.

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(January 1, 2014)

This Amendment is made effective the 1st day of January, 2014 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.            Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.            Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.            Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.            Amendments.

2.1.            Asphalt Storage at the Chesapeake Terminal Facility. Terminal agrees to reserve for Customer at the Chesapeake Terminal Facility dedicated storage for asphalt in one or more tanks having total gross shell capacity of 165,000 barrels.

2.2.            Term. The initial term with respect to storage of asphalt at the Chesapeake Terminal Facility shall commence on January 1, 2014 and expire on December 31, 2014. The initial term shall automatically renew for successive one year terms after the end of the initial term unless either party notifies the other party in writing at least forty five (45) days prior to expiration of the initial term or the then current renewal term, as applicable, of its intent to cancel this agreement with respect to the storage of asphalt at the Chesapeake Terminal Facility, in which event this agreement for storage of asphalt at the Chesapeake Terminal Facility will terminate at the end of such initial term or such renewal term, as applicable.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3.            Charges. Customer agrees to pay to Terminal the per barrel storage rate on a monthly basis for the asphalt product volume (the “Stipulated Asphalt Volume”) shown on the Sixth Amended Schedule B attached hereto and incorporated herein by this reference and Customer agrees to pay [**] for storage of asphalt in a given month in excess of the Stipulated Asphalt Volume. Customer further agrees to pay [**] for any heat provided to the asphalt product as shown on the Third Amended Schedule C attached hereto and incorporated herein by this reference.

3.            No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:
Name:
Title:

APEX OIL COMPANY, INC.

By:
Name:
Title:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SIXTH AMENDED SCHEDULE B

(Effective as of January 1, 2014)

STIPULATED VOLUMES, STORAGE RATES PER BARREL AND TYPES OF PRODUCT

	Albany	Baltimore	Chesapeake	Gates	Glenmont	Jacksonville	Newark	Total
Stipulated Volumes/bbl	520,000	761,900	78,400[1]	228,544[2]	1,719,678	332,376[3]	398,500	4,039,398 (excluding biodiesel and asphalt)
Storage Rates/bbl*	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Biodiesel volumes/bbl							500	500
Biodiesel Storage Rates/bbl*							$[**]
Asphalt Stipulated Volumes/bbl			165,000
Asphalt Storage Rates/bbl*			$[**]

* Subject to adjustment as provided in Section 4.6.

1 Stipulated volumes reduced by the amount contracted to Perdue Grain and Oilseed, LLC (“Perdue”) (see First Amended Schedule B effective August 14, 2013); Apex Oil Company Inc.’s initial contract term extended for one (1) additional year (see First Amended Schedule A effective August 14, 2013); Stipulated volumes further reduced by additional amounts contracted to Perdue and amounts contracted to Musket Corporation effective November 1, 2013.

2 Stipulated volumes reduced by amounts contracted to World Fuel Service Corporation effective October 1, 2013.

3 Stipulated volumes reduced by amounts contracted to Musket Corporation effective December 1, 2013.

            SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

THIRD AMENDED SCHEDULE C

(Effective as of January 1, 2014)

ADDITIVE & ANCILLARY SERVICE FEES*

	Albany	Baltimore	Chesapeake	Gates	Glenmont	Jacksonville	Newark
	(b)	(a)	(b)	(b)	(b)	(c)	(a)
Generic Gas Additive/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Proprietary Gas Additive/bbl	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ethanol Blending/bbl	$[**]	$[**]	$[**]	$[**]	$[**][4]	$[**]	$[**]
Biodiesel Blending/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Gasoline Blendstocks/bbl[5]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Red Dye Injection/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Lubricity Additive/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Cold Flow Additive/bbl[6]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Rail Car Unloading/bbl	$[**]	N/A	$[**]	N/A	N/A	$[**]	N/A
Barge Imports/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Barge Exports/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Pipeline Service Fee/month	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Pipeline Throughput Fee/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Truck Unloading Fee/bbl[7]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Asphalt Heating Charge			[**]

4 Service commenced at Glenmont Terminal Facility effective September 1, 2013 (see First Amended Schedule C effective September 1, 2013).

5 Fees increased from $[**] per barrel to $[**] per barrel at each Terminal Facility effective September 1, 2013 (see First Amended Schedule C effective September 1, 2013).

6 Fees increased from $[**] per barrel to $[**] per barrel at the denoted Terminal Facilities effective November 1, 2013.

7 Service commenced at each Terminal Facility effective November 1, 2013.

* Subject to adjustment as provided in Section 4.6.